Fourth Quarter and Year-End 2019 Investor Presentation March 3, 2020

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of December 31, 2019. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 297 transactions since inception. Nine transactions closed in Q4 2019  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and hold warrants to purchase up to an additional 12% of our affiliated servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  Use moderate non-mark-to-market leverage 3

Highlights – Quarter Ended December 31, 2019  Formed joint ventures that acquired $309.1 million in unpaid principal balance (“UPB”) of mortgage loans with collateral values of $528.9 million and retained $60.3 million of varying classes of related securities issued by the joint ventures in December 2019  Purchased $6.2 million of re-performing mortgage loans ("RPLs") and $5.7 million of non-performing mortgage loans ("NPLs") with UPB of $6.9 million and $6.7 million, respectively, and underlying collateral values of $10.2 million and $9.2 million, respectively; and originated $0.6 million of small-balance commercial mortgage loans ("SBCs")  Interest income of $27.1 million; net interest income after provision for loan losses of $12.7 million  Overall cost of funds decreased approximately 18 basis points  Net income attributable to common stockholders of $6.7 million  Basic earnings per share (“EPS”) of $0.31  Taxable income of $0.14 per share  Book value per share of $15.80 at December 31, 2019  Collected total cash of $59.4 million, from loan payments, sales of real estate owned ("REO") and investments in debt securities and beneficial interests  Held $64.3 million of cash and cash equivalents at December 31, 2019; average daily cash balance for the quarter was $66.1 million  Completed a private capital raise transaction for Gaea Real Estate Corp. ("Gaea") through which Gaea raised $66.3 million in exchange for issuing shares of its common stock. We retained a 23.2% ownership interest in Gaea  At December 31, 2019, approximately 76% of our portfolio based on UPB made at least the last 12 out of 12 payments 4

Portfolio Overview – as of December 31, 2019 1 Unpaid Principal Balance Property Value 1% 3% 3% RPL RPL NPL NPL REO 96% 97% $1,268.1 MM $1,799.4 MM RPL: $1,230.3 MM RPL: $1,733.4 MM NPL: $ 37.9 MM NPL: $ 50.5 MM REO & Rental: $ 15.6 MM 1 Includes $351.4 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth  RPL UPB includes $24.2 million of Small Balance Commercial (SBC) loans, which are performing loans. Includes $351.4 million UPB in RPLs included in joint ventures with third- party institutional investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 4Q2019 Acquisitions ($ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated- Loans - - 2,278 491,049 Liquidated- Purch REO - - 31 6,114 Sold - - 965 216,367 24for24 820 148,584 3,980 861,428 12for12 572 120,653 741 160,248 7for7 3,248 728,223 157 33,097 4f4-6f6 1,768 389,846 189 39,369 Less than 4f4 2,426 514,003 534 106,206 REO - - 68 22,171 NPL 573 134,493 495 105,867 Purchased REO 34 8,074 3 1,960 9,441 2,043,876 9,441 2,043,876  24 for 24: Loans that have made at least 24 of the last 24 payments, or for which the full dollar amount to cover at least 24 payments has been made in the last 24 months  12 for 12: Loans that have made at least 12 of the last 12 payments, or for which the full dollar amount to cover at least 12 payments has been made in the last 12 months  7 for 7: Loans that have made at least 7 of the last 7 payments, or for which the full dollar amount to cover at least 7 payments has been made in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 12/31/2019  Acquisitions Under Contract1  RPL  RPL  UPB: $2.2MM  UPB: $337.9MM  Collateral Value: $3.7MM  Collateral Value: $469.0MM  Price/UPB: 63.8%  Price/UPB: 91.5%  Price/Collateral Value: 37.7%  Price/Collateral Value: 66.0%  27 loans in 2 transactions  1,943 loans in 6 transactions  NPL  UPB: $105.8MM  Collateral Value: $134.6MM  Price/UPB: 77.0%  Price/Collateral Value: 60.5%  334 loans in 3 transactions  SBC  UPB: $3.2MM  Collateral Value: $6.2MM  Price/UPB: 100%  Price/Collateral Value: 52.4%  2 loans in 1 transaction  A dividend of $0.32 per share, to be paid on March 27, 2020 to common stockholders of record as of March 17,2020  On February 28, 2020, our Board of Directors approved a stock buyback of up to $25.0 million of our common shares2 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change 2 The amount and timing of any repurchases will depend on a number of factors, including but not limited to the price and availability of our common shares, trading volume and general 10 circumstances and market conditions

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional investors*

($ in thousands)	Excluding the consolidation of 2017 D and 2018 C				
	Q4-19	Q3-19	Q2-19	Q1-19	Q4-18
Interest Income on Loans [1]	19,880	21,593	22,268	24,112	23,681
Interest Income on Debt Securities and Beneficial Interests [2]	4,203	3,322	3,140	2,416	1,155
Average Loans	1,007,559	1,028,267	1,043,463	1,147,220	1,145,739
Average Loan Yield (net of impairments)	8.1%	8.7%	8.8%	8.7%	8.5%
Average Debt Securities and Beneficial Interests	245,701	198,320	192,129	135,449	72,535
Average Debt Securities and Beneficial Interests Yield	7.0%	6.9%	6.7%	7.3%	6.5%
Average Total Asset Yield	7.9%	8.4%	8.5%	8.5%	8.4%
Total Interest Expense	12,492	12,873	13,955	14,166	13,472
Asset Level Interest Expense	9,927	10,312	11,401	11,608	11,116
Average Asset Level Debt	952,748	937,317	983,585	1,000,461	958,606
Average Asset Level Debt Cost	4.2%	4.5%	4.7%	4.7%	4.7%
Asset Level Net Interest Margin	3.7%	3.9%	3.8%	3.8%	3.7%
Total Average Debt	1,071,327	1,055,673	1,101,627	1,118,095	1,068,658
Total Average Debt Cost	4.7%	5.0%	5.2%	5.2%	5.1%
Total Net Interest Margin	3.2%	3.4%	3.3%	3.4%	3.3%
Non-Interest Operating Expenses/Avg Assets	1.5%	1.6%	1.6%	1.7%	1.6%
ROAA - ex net REO and loan impairments and losses	2.4%	2.7%	4.3%	2.5%	2.6%
ROAA - Net REO and loan impairments, gains and losses	-0.4%	-0.3%	-0.3%	-0.2%	-0.5%
ROAA - Total	2.1%	2.4%	4.0%	2.3%	2.2%
ROAE - ex net REO and loan impairments and losses [3]	9.6%	10.9%	18.5%	11.1%	11.1%
ROAE - Net REO and loan impairments, gains and losses	-1.5%	-1.1%	-1.3%	-1.0%	-1.8%
ROAE - Total	8.1%	9.9%	17.2%	10.1%	9.3%
Average Leverage Ratio - Asset Backed	2.6	2.7	2.9	3.0	2.9
Average Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.4	0.3
Average Leverage Ratio - Total	2.9	3.0	3.2	3.3	3.2
Ending Leverage Ratio - Asset Backed [4]	2.7	2.9	2.9	3.3	3.2
Ending Leverage Ratio - Convertible Debt	0.3	0.4	0.4	0.4	0.4
Ending Leverage Ratio - Total [5]	3.0	3.2	3.3	3.6	3.6

[1] Interest income on loans is net of impairments
[2] Interest income on debt securities is net of servicing fee
[3] Return on average equity for the quarter ended June 30, 2019 includes approximately $5.2 million net gain from an RPL sale, after adjusting for foregone interest income, reduced interest expense and other loan related expenses
[4] Excludes the impact consolidating trusts and convertible debt
[5] Excludes the impact of consolidating trusts

*The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional investors

Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C

($ in thousands)	Q4-19 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q4-19 Excluding the Consolidation of 2017 D and 2018 C	Q3-19 Excluding the Consolidation of 2017 D and 2018 C	Q2-19 Excluding the Consolidation of 2017 D and 2018 C	Q1-19 Excluding the Consolidation of 2017 D and 2018 C	Q4-18 Excluding the Consolidation of 2017 D and 2018 C
Interest Income on Loans [1]	22,095	1,211	1,004	19,880	21,593	22,268	24,112	23,681
Interest Income on Debt Securities and Beneficial Interests [2]	4,203	-	-	4,203	3,322	3,140	2,416	1,155
Average Loans	1,155,452	75,363	72,530	1,007,559	1,028,267	1,043,463	1,147,220	1,145,739
Average Loan Yield (net of impairments)	7.9%	0.1%	0.1%	8.1%	8.7%	8.8%	8.7%	8.5%
Average Debt Securities and Beneficial Interests	245,701	-	-	245,701	198,320	192,129	135,449	72,535
Average Debt Securities and Beneficial Interests Yield	7.0%	0.0%	0.0%	7.0%	6.9%	6.7%	7.3%	6.5%
Average Total Asset Yield	7.7%	0.1%	0.1%	7.9%	8.4%	8.5%	8.5%	8.4%
Total Interest Expense	13,884	636	756	12,492	12,873	13,955	14,166	13,472
Asset Level Interest Expense	11,319	636	756	9,927	10,312	11,401	11,608	11,116
Average Asset Level Debt	1,068,164	62,513	52,903	952,748	937,317	983,585	1,000,461	958,606
Average Asset Level Debt Cost	4.3%	0.0%	-0.1%	4.2%	4.5%	4.7%	4.7%	4.7%
Asset Level Net Interest Margin	3.4%	0.1%	0.2%	3.7%	3.9%	3.8%	3.8%	3.7%
Total Average Debt	1,186,743	62,513	52,903	1,071,327	1,055,673	1,101,627	1,118,095	1,068,658
Total Average Debt Cost	4.8%	0.0%	-0.1%	4.7%	5.0%	5.2%	5.2%	5.1%
Total Net Interest Margin	3.0%	0.1%	0.2%	3.2%	3.4%	3.3%	3.4%	3.3%
Non-Interest Operating Expenses/Avg Assets	1.4%	0.0%	0.0%	1.5%	1.6%	1.6%	1.7%	1.6%
ROAA - ex net REO and loan impairments and losses	2.2%	0.1%	0.1%	2.4%	2.7%	4.3%	2.5%	2.6%
ROAA - Net REO and loan impairments, gains and losses	-0.4%	0.0%	0.0%	-0.4%	-0.3%	-0.3%	-0.2%	-0.5%
ROAA - Total	1.8%	0.1%	0.1%	2.1%	2.4%	4.0%	2.3%	2.2%
ROAE - ex net REO and loan impairments and losses [3]	9.6%	0.0%	0.0%	9.6%	10.9%	18.5%	11.1%	11.1%
ROAE - Net REO and loan impairments, gains and losses	-1.5%	0.0%	0.0%	-1.5%	-1.1%	-1.3%	-1.0%	-1.8%
ROAE - Total	8.1%	0.0%	0.0%	8.1%	9.9%	17.2%	10.1%	9.3%
Average Leverage Ratio - Asset Backed	2.9	(0.2)	(0.1)	2.6	2.7	2.9	3.0	2.9
Average Leverage Ratio - Convertbile Debt	0.3	-	-	0.3	0.3	0.3	0.4	0.3
Average Leverage Ratio - Total	3.2	(0.2)	(0.1)	2.9	3.0	3.2	3.3	3.2
Ending Leverage Ratio - Asset Backed [4]	2.8	(0.0)	(0.1)	2.7	2.9	2.9	3.3	3.2
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.0	0.3	0.4	0.4	0.4	0.4
Ending Leverage Ratio - Total [5]	3.1	(0.0)	(0.1)	3.0	3.2	3.3	3.6	3.6

[1] Interest income on loans is net of impairments

[2] Interest income on debt securities is net of servicing fee

[3] Return on average equity for the quarter ended June 30, 2019 includes approximately $5.2 million net gain from an RPL sale, after adjusting for foregone interest income, reduced interest expense and other loan related expenses

[4] Excludes the impact of consolidating trusts and convertible debt

[5] Excludes the impact of consolidating trusts

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2019 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 27,113 $ 27,723 $ 28,128 $ 29,452 Interest expense (13,884) (14,317) (15,439) (15,685) Net interest income 13,229 13,406 12,689 13,767 Provision for loan losses (561) (3) (85) (154) Net interest income after provision for loan losses 12,668 13,403 12,604 13,613 Income from equity method investments 31 583 257 461 Gain on sale of mortgage loans - 109 7,014 - Other income 1,017 1,221 828 1,110 Total income 13,716 15,316 20,703 15,184 EXPENSE: Related party expense - loan servicing fees 2,156 2,197 2,274 2,506 Related party expense - management fee 1,801 2,215 1,652 1,688 Loan transaction expense 16 52 191 69 Professional fees 608 446 634 862 Real estate operating expense 796 1,216 887 786 Other expense 985 940 1,219 1,081 Total expense 6,362 7,066 6,857 6,992 Loss on debt extinguishment 247 - 182 - Income before provision for income tax 7,107 8,250 13,664 8,192 Provision for income tax (12) 27 38 71 Consolidated net income 7,119 8,223 13,626 8,121 Less: consolidated net income attributable to non- 462 532 599 791 controlling interests Consolidated net income attributable to common $ 6,657 $ 7,691 $ 13,027 $ 7,330 stockholders Basic earnings per common share $ 0.31 $ 0.39 $ 0.67 $ 0.39 Diluted earnings per common share $ 0.31 $ 0.36 $ 0.56 $ 0.36 Weighted average shares – basic 21,083,719 19,751,142 19,169,941 18,811,713 Weighted average shares – diluted 29,487,273 28,200,653 27,732,587 27,829,448 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS December 31, 2019 December 31, 2018 Cash and cash equivalents $ 64,343 $ 55,146 Cash held in trust 20 24 Mortgage loans, net(1,4) 1,151,469 1,310,873 Property held-for-sale, net(2) 13,537 19,402 Rental property, net 1,534 17,635 Investments at fair value 231,685 146,811 Investments in beneficial interests 57,954 22,086 Receivable from servicer 17,013 14,587 Investment in affiliates 29,649 8,653 Prepaid expenses and other assets 9,637 7,654 Total assets $ 1,576,841 $ 1,602,871 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 652,747 $ 610,199 Borrowings under repurchase transactions 414,114 534,089 Convertible senior notes, net(3) 118,784 117,525 Management fee payable 1,634 881 Accrued expenses and other liabilities 5,478 5,898 Total liabilities 1,192,757 1,268,592 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 22,142,143 shares at December 31, 2019 and 18,909,874 shares at 222 189 December 31, 2018 issued and outstanding Additional paid-in capital 309,395 260,427 Treasury stock (458) (270) Retained earnings 49,446 41,063 Accumulated other comprehensive gain/(loss) 1,277 (575) Equity attributable to stockholders 359,882 300,834 Non-controlling interests (5) 24,202 33,445 Total equity 384,084 334,279 Total liabilities and equity $ 1,576,841 $ 1,602,871 (1) Mortgage loans, net include $908.6 million and $897.8 million of loans at December 31, 2019 and December 31, 2018, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $2.0 million and $1.2 million of allowance for loan losses at December 31, 2019 and December 31, 2018, respectively. (2) Property held-for-sale, net, includes valuation allowances of $1.8 million and $1.8 million at December 31, 2019 and December 31, 2018, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs. 14 (4) As of December 31, 2019, balances for Mortgage loans, net includes $341.8 million and Secured borrowings, net of deferred costs includes $284.8 million from the 50.0% and 63.0% owned joint ventures. As of December 31, 2018, balances for Mortgage loans, net includes $377.0 million and Secured borrowings, net of deferred costs includes $231.9 million from the 50.0% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP. (5) Non-controlling interests includes $22.4 million at December 31, 2019, from the 50.0% and 63.0% owned joint ventures. Non-controlling interests includes $20.4 million at December 31, 2018, from a 50.0% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP.